SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of report (Date of earliest event reported) May 1, 2003
                                                           -----------

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                     0-556                      68-0365195
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           (Commission File Number) (IRS Employer Identification No.)

           200 Vernon Street, Roseville, California     95678
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           (Address of Principal Executive Offices)   (Zip Code)

                                 (916) 786-6141
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              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 99.1 SureWest Communications Press Release issued May 1, 2003.

Item 9. Regulation FD Disclosure.

     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

     On May 1, 2003, SureWest Communications issued a press release announcing first quarter earnings results. The press release is attached as Exhibit 99.1 to this Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SUREWEST COMMUNICATIONS


Date:      May 1, 2003                    By    /s/ Michael D. Campbell
                                             -----------------------------------
                                                Executive Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



99.1    SureWest Communications Press Release issued May 1, 2003.